UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2017

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(Exact name of Registrant as specified in its charter)

COLORADO	333-212006	84-0464189
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 W. 116th Avenue
Westminster, Colorado	80234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 452-6111

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item  7.01    Regulation FD Disclosure.

On November 16, 2017, Tri-State Generation and Transmission Association, Inc. (“Tri-State”) entered into a Note Purchase Agreement with a group of institutional investors to sell its Series 2017A First Mortgage Obligations in an aggregate principal amount of $120,000,000, consisting of $60,000,000 aggregate principal amount of its 3.34% First Mortgage Obligations, Series 2017A Notes, Tranche 1, due December 12, 2029 (the “Tranche 1 Notes”), and $60,000,000 aggregate principal amount of its 3.39% First Mortgage Obligations, Series 2017A Notes, Tranche 2, due December 12, 2029 (the “Tranche 2 Notes” and, together with the Tranche 1 Notes, the “Series 2017A Notes”) in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.  The closing of the sale of the Tranche 1 Notes is expected to occur on December 12, 2017 and the closing of the sale of the Tranche 2 Notes is expected to occur on April 12, 2018, in each case, subject to the satisfaction of certain conditions.  The proceeds from the sale of the Series 2017A Notes are expected to be used to repay a portion of Tri-State’s outstanding commercial paper and other general corporate purposes.  The Series 2017A Notes will be secured under the Master First Mortgage Indenture, Deed of Trust and Security Agreement, dated as of December 15, 1999, between Tri-State and Wells Fargo Bank National Association, as trustee.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  In addition, the information contained in this Item 7.01 shall not be incorporated by reference into any of Tri-State’s filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document.

This Current Report on Form 8-K contains forward-looking statements concerning the issuance and sale of the Series 2017A Notes and the use of proceeds therefrom.  These forward-looking statements are subject to a number of risks, uncertainties and assumptions.  The actual timing of the issuance and sale of the Series 2017A Notes and the use of proceeds therefrom are subject to a number of important factors that could cause actual results or events to vary from management’s stated expectations and beliefs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: November 29, 2017	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer